Prospectus Supplement	February 7, 2017

Putnam Intermediate-Term Municipal Income Fund
Prospectus dated March 30, 2016

The following disclosure replaces similar language in the sub-section Investments in the section Investments, risks and performance in the Fund summary:

We invest mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). We normally maintain an average dollar-weighted maturity between three and ten years. The bonds we invest in are mainly investment-grade in quality. Under normal circumstances, we invest at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The following disclosure replaces similar language in the first paragraph of the section What are the fund’s main investment strategies and related risks?:

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the Fund summary, we pursue the fund’s goal by investing mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). We normally maintain an average dollar-weighted maturity between three and ten years. We invest mainly in investment-grade bonds.

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